                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                         ---------------------

                               FORM 8-K

                            CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report: (Date of Earliest Event Reported):  December 22, 1999
                            (December 3, 1999)

                             -----------------


                                CRIIMI MAE INC.
            (Exact name of registrant as specified in its charter)

        Maryland                   1-10360                        52-1622022
(State or other jurisdiction     (Commission                   (I.R.S. Employer
 of incorporation)               File Number)                Identification No.)


                             -------------------


                             11200 Rockville Pike
                         Rockville, Maryland  20852
  (Address of principal executive offices, including zip code, of Registrant)

                                (301) 816-2300
            (Registrant's telephone number, including area code)

Item 5.  Other Events

     Attached as exhibits to this Current Report on Form 8-K are (1) a press release issued by the Company on December 3, 1999; (2) a press release issued by the Company on December 8, 1999; and (3) a press release issued by the Company on December 16, 1999. The above referenced documents are hereby incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are filed as a part of this Current Report on Form 8-K:

(c)      Exhibit

99.1     Press Release issued by CRIIMI MAE Inc. on December 3, 1999.

99.2     Press Release issued by CRIIMI MAE Inc. on December 8, 1999.

99.3     Press Release issued by CRIIMI MAE Inc. on December 16, 1999.

                                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CRIIMI MAE Inc.



Dated:  December 22, 1999             /s/ William B. Dockser
--------------------------            ----------------------
                                      William B. Dockser
                                      Chairman of the Board





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                                EXHIBIT INDEX

Exhibit
No.                                         Description
--------------------------------------------------------------------------------

*99.1       Press Release issued by CRIIMI MAE Inc. on December 3, 1999.

*99.2       Press Release issued by CRIIMI MAE Inc. on December 8, 1999.

*99.3       Press Release issued by CRIIMI MAE Inc. on December 16, 1999.



*Filed herewith.

EXHIBIT 99.1

                  Susan B. Railey
                  For shareholders and securities brokers
                  (301) 468-3120
                  Andrew P. Blocher
                  For institutional investors
                  (301) 231-0371
                  James T. Pastore                   FOR IMMEDIATE RELEASE
                  For news media
                  (202) 546-6451

       CRIIMI MAE HEARING ON BID PROTECTION AND DEADLINE FOR DISCLOSURE
              STATEMENT FILING POSTPONED UNTIL DECEMBER 16, 1999

                             ------------------

     ROCKVILLE, MD, December 3, 1999 - (NYSE:CMM) - CRIIMI MAE announced today that Judge Duncan W. Keir of the United States Bankruptcy Court in Greenbelt, MD has postponed until December 16, 1999 the hearing on the pending motion to approve the bidding protection provisions in the Stock Purchase Agreement ("Agreement") entered into by CRIIMI MAE with an affiliate of Apollo Real Estate Advisors IV, L.P. ("Apollo") on September 9, 1999. Likewise, the date for the Company and two affiliates to file the proposed disclosure statement with respect to its Joint Plan of Reorganization was extended to the same date.

On October 5, 1998, the Company and two affiliates filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Before filing for reorganization, the Company had been actively involved in acquiring, originating, securitizing and servicing multi-family and commercial mortgages and mortgage related assets throughout the United States. Since filing for Chapter 11 protection, CRIIMI MAE has suspended its loan origination, loan securitization and CMBS acquisition businesses. The Company continues to hold a substantial portfolio of subordinated CMBS and, through its servicing affiliate, acts as a servicer for its own as well as third party securitizations.

More information on CRIIMI MAE is available on its web site - www.criimimaeinc.com - or for investors, call Susan Railey, 301-468-3120, for institutional investors, call Andy Blocher 301-231-0371 or for news media, call Jim Pastore, 202-546-6451.

Note: Except for historical information, forward-looking statements contained in this release involve a variety of risks and uncertainties. These risks and uncertainties include the continued instability of the capital markets, the ability of the Company to obtain the reorganization financing, including but not limited to the sale of selected CMBS to a party or parties for the necessary proceeds, called for by the Joint Plan of Reorganization filed by the Company and two affiliates, as such plan may be subsequently amended (the "Plan"), the trends in the CMBS market, competitive pressures, the effect of future losses on CRIIMI MAE's need for liquidity, the ability to obtain bankruptcy court approval of the Agreement including the bidding protection provisions therein, the successful completion of due diligence by Apollo, the satisfaction of all conditions to closing the Agreement and reorganization financing, confirmation and effectiveness of the Plan, the ability to obtain bankruptcy court approval of a disclosure statement, the effects of the bankruptcy proceeding on CRIIMI MAE's ongoing business, the actions of CRIIMI MAE's creditors and equity security holders, and the outcome of litigation to which the Company is a party, as well as the risks and uncertainties that are set forth from time to time in CRIIMI MAE's SEC reports, including its report on Form 10-K for the year ended December 31, 1998 and its Form 10-Q for the quarter ended September 30, 1999.


                                      ###

EXHIBIT 99.2

                  Susan B. Railey
                  For shareholders and securities brokers
                  (301) 468-3120
                  Andrew P. Blocher
                  For institutional investors
                  (301) 231-0371
                  James T. Pastore                   FOR IMMEDIATE RELEASE
                  For news media
                  (202) 546-6451

        CRIIMI MAE ANNOUNCES CONVERSIONS OF SERIES F DIVIDEND PREFERRED
                    STOCK DURING FIRST CONVERSION PERIOD

                           --------------------

     ROCKVILLE, MD, December 8, 1999 - (NYSE:CMM) -CRIIMI MAE Inc. announced that during the first conversion period for its Series F Dividend Preferred Stock (November 15, 1999 through November 30, 1999) 756,453 shares of Series F Dividend Preferred Stock were converted, resulting in the issuance of 6,401,443 shares of the Company's common stock. CRIIMI MAE issued a total of 1,606,595 shares of Series F Dividend Preferred Stock on November 5, 1999 for the purpose of distributing approximately $15.7 million in undistributed 1998 taxable income. After giving effect to the conversion of the 756,453 shares of Series F Dividend Preferred Stock, there were 850,142 shares of Series F Dividend Preferred Stock and 59,954,604 shares of common stock issued and outstanding.

The second and final conversion period for shares of Series F Dividend Preferred Stock commences on January 21, 2000 and ends on February 3, 2000. Series F Dividend Preferred Stockholders will have no right to convert their Series F Dividend Preferred Stock into shares of common stock after February 3, 2000.

On October 5, 1998, the Company and two affiliates filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Before filing for reorganization, the Company had been actively involved in acquiring, originating, securitizing and servicing multi-family and commercial mortgages and mortgage related assets throughout the United States. Since filing for Chapter 11 protection, CRIIMI MAE has suspended its loan origination, loan securitization and CMBS acquisition businesses. The Company continues to hold a substantial portfolio of subordinated CMBS and, through its servicing affiliate, acts as a servicer for its own as well as third party securitizations.

More information on CRIIMI MAE is available on its web site - www.criimimaeinc.com - or for investors, call Susan Railey, 301-468-3120, for institutional investors, call Andy Blocher 301-231-0371 or for news media, call Jim Pastore, 202-546-6451.

Note: Except for historical information, forward-looking statements contained in this release involve a variety of risks and uncertainties. These risks and uncertainties include the effects of the bankruptcy proceeding on CRIIMI MAE, the actions of CRIIMI MAE's creditors and equity security holders, the possibility that the Company would bear a corporate level income tax to the extent that it is determined that the approximate $15.7 million in undistributed 1998 taxable income is not deemed distributed by virtue of the Series F Preferred Stock dividend, and the outcome of litigation to which the Company is or may be a party, as well as the risks and uncertainties that are set forth from time to time in CRIIMI MAE's SEC reports, including its report on Form 10-K for the year ended December 31, 1998 and its Form 10-Q for the quarter ended September 30, 1999.

                                       ###

Exhibit 99.3

                  Susan B. Railey
                  For shareholders and securities brokers
                  (301) 468-3120
                  Andrew P. Blocher
                  For institutional investors
                  (301) 231-0371
                  James T. Pastore                   FOR IMMEDIATE RELEASE
                  For news media
                  (202) 546-6451

            CRIIMI MAE FINALIZING FINANCING TERMS WITH MERRILL LYNCH
               MORTGAGE CAPITAL AND GERMAN AMERICAN CAPITAL CORP.

           RECEIVES EXTENSION FROM COURT TO FILE DISCLOSURE STATEMENT

                               -----------------

     ROCKVILLE, MD, December 16, 1999 - CRIIMI MAE Inc. (NYSE:CMM) - Judge Duncan W. Keir of the United States Bankruptcy Court, District of Maryland, Greenbelt Division, today granted CRIIMI MAE Inc. and its affiliates CRIIMI MAE Holdings II, L.P. and CRIIMI MAE Management, Inc. a one week extension through December 23, 1999 to file their proposed Disclosure Statement with the Bankruptcy Court.

CRIIMI MAE had requested the brief extension in order to finalize the terms of a key component of its contemplated Amended Joint Plan of Reorganization (the "Amended Plan") - recapitalization financing from Merrill Lynch Mortgage Capital Inc. ("Merrill Lynch") and German American Capital Corporation ("GACC"), two of CRIIMI MAE'S largest secured creditors.

During a hearing today, CRIIMI MAE's extension request received the support of Merrill Lynch, GACC and the Official Committee of Equity Security Holders. None of the parties in interest objected to the extension request.

Under the Amended Plan now being finalized by CRIIMI MAE, Merrill Lynch and GACC would remain secured creditors and would provide a significant portion of CRIIMI MAE'S recapitalization financing. Additional recapitalization financing would be obtained from the sale of the same commercial mortgage-backed securities ("CMBS") that were to be sold pursuant to the Joint Plan of Reorganization filed by CRIIMI MAE and its affiliates with the Bankruptcy Court on September 22, 1999.

The Amended Plan being finalized does not require an equity investment as contemplated by the Joint Plan filed in September 1999. Nonetheless, the Amended Plan would allow for an investment of equity, and CRIIMI MAE may continue to seek new equity from one or more investors.

The Bankruptcy Court also granted CRIIMI MAE's request to withdraw its pending motion to approve the remaining bidding protection provisions in the Stock Purchase Agreement entered into in September 1999.

On October 5, 1998, the Company and two affiliates filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Before filing for reorganization, the Company had been actively involved in acquiring, originating, securitizing and servicing multi-family and commercial mortgages and mortgage related assets throughout the United States. Since filing for Chapter 11 protection, CRIIMI MAE has suspended its loan origination, loan securitization and CMBS acquisition businesses. The Company continues to hold a substantial portfolio of subordinated CMBS and, through its servicing affiliate, acts as a servicer for its own as well as third party securitizations.

More information on CRIIMI MAE is available on its web site - www.criimimaeinc.com - or for investors, call Susan Railey, 301-468-3120, for institutional investors, call Andy Blocher 301-231-0371 or for news media, call Jim Pastore, 202-546-6451.

Note: Except for historical information, forward-looking statements contained in this release involve a variety of risks and uncertainties. These risks and uncertainties include the continued instability of the capital markets, the ability of the Company to obtain reorganization financing, including but not limited to the sale of selected CMBS to a party or parties for sufficient proceeds, the ability to finalize the terms of recapitalization financing with Merrill and GACC which represents a key component of the Amended Plan proposed to be filed, restrictions and covenants that may be contained in the new debt instruments issued as part of the Amended Plan that could limit the Company's business operations, the ability to obtain new equity should it be determined to proceed with new equity as part of the Company's plan of reorganization, the trends in the CMBS market, competitive pressures, the effect of future losses on CRIIMI MAE's need for liquidity, confirmation and effectiveness of the Company's plan of reorganization, the possible confirmation of an alternative plan of reorganization, the ability to obtain bankruptcy court approval of a disclosure statement, the effects of the bankruptcy proceeding on CRIIMI MAE's ongoing business, the actions of CRIIMI MAE's creditors and equity security holders, and the outcome of litigation to which the Company is a party, as well as the risks and uncertainties that are set forth from time to time in CRIIMI MAE's SEC reports, including its report on Form 10-K for the year ended December 31, 1998 and its Form 10-Q for the quarter ended September 30, 1999.

                                      ###